UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 15, 2018

(Date of earliest event reported)

Corning Natural Gas Holding Corporation

(Exact name of registrant as specified in its charter)

New York	000-00643	46-3235589
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

330 West William Street, Corning, New York	14830
(Address of principal executive offices)	(Zip Code)

(607) 936-3755

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). [ ] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01	Entry into a Material Definitive Agreement.

On August 15, 2018 Corning Natural Gas Corporation (“Corning Gas”), a wholly-owned subsidiary of Corning Natural Gas Holding Corporation (the “Holding Company”), entered into a Credit Agreement with M&T Bank. Material terms of the Credit Agreement, the notes issued in connection therewith, and the General Security Agreement covering Corning Gas’s personal property and fixtures are described below and the information set forth under “Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant” is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 15, 2018, Corning Natural Gas Corporation (“Corning Gas”), a wholly-owned subsidiary of Corning Natural Gas Holding Corporation, obtained a loan from M&T Bank, a New York banking corporation (the “Loan”). Corning Gas will use the Loan for 2018 capital expenditures and to pay down existing indebtedness with M&T. Corning Gas can borrow up to $3.6 million under the Loan through October 31, 2018, when the outstanding balance will convert to a fixed ten-year term loan.

To evidence the Loan, Corning Gas issued a multiple disbursement term note to M&T in the principal amount of $3.6 million (the “Note”). Before converting to a term loan, the Note bears interest at the one-month LIBO rate plus 3%. After October 31, 2018, the Note will bear interest at a fixed rate equal to the then reported rate applicable to ten-year U.S. Treasury obligations, plus 1.8%. The Note will then be payable in 119 equal monthly installments with an additional final installment of unpaid principal and interest due of November 30, 2028 (the “Maturity Date”). The Note may be prepaid upon payment of a prepayment premium equal to the greater of 1% of the amount prepaid or the present value of the spread between the interest rate of the Note and the then current “market rate” based on then most recent U. S. Treasury obligations with a term corresponding to the remaining loan period.

In connection with the Loan, Corning Gas entered into a second amended and restated credit agreement with M&T (the “Credit Agreement”). The Credit Agreement contains various affirmative and negative covenants of Corning Gas including, among others: (i) a “Total Funded Debt to Tangible Net Worth” ratio of not greater than 1.40 to 1.0; and (ii) a “Total Funded Debt to EBITDA” ratio of not greater than 3.75 to 1.0, and (iii) a minimum “Cash Flow Coverage” of not less than 1.10 to 1.0; in each case measured quarterly based on Corning Gas’s trailing twelve month operating performance and fiscal quarterly financial statements; delivery of compliance and financial statement requirements; and prohibitions on any sale of all or substantially all of its assets, acquisitions of substantially all the asset of any other entity, doing business under any assumed name, material changes to its business, purposes, structure or operations which could materially adversely affect Corning Gas, or any merger, consolidation or other similar transaction.

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Events of default under the Credit Agreement and Note which permit M&T to exercise its remedies, including immediate acceleration of the principal and interest on the Note, include, among others: (i) default in the payment of principal or interest on the Note, (ii) default by Corning Gas on any other obligation under the Credit Agreement and related documents, (iii) failure to pay when due in any other obligations of Corning Gas which could result in the acceleration of that obligation, (iv) entry of any judgments or order of any court or governmental entity against Corning Gas, (v) various bankruptcy and insolvency events, (vi) any adverse change in Corning Gas, its business, assets, operations, affairs or condition which M&T determines will have a material adverse effect on Corning Gas, its business, assets, operation or condition (financial or otherwise) or on its ability to repay its debts, and (vii) at any time M&T in good faith considers itself insecure with respect to payment of Corning Gas’s obligations to it or other performance of such obligations.

In connection with the Loan, Corning Gas entered into general security agreement with M&T (the “Security Agreement”). The Security Agreement secures all obligations of Corning Gas to M&T including, without limitation, principal and interest on the Note and any fees and charges. The security interest granted under the Security Agreement covers all personal property of Corning Gas including, among other things, accounts, deposit accounts, general intangibles, inventory, and all fixtures, including, among other things, pipelines, easements, rights of way and compressors in Corning Gas’s gas distribution system. The Security Agreement contains various representations, warranties, covenants and agreements customary in security agreements and various events of default substantially similar to those in the Credit Agreement with remedies under the New York Uniform Commercial Code and the Security Agreement.

The Note, Credit Agreement and Security Agreement are filed as exhibits to this Current Report on Form 8-K. The descriptions above are qualified in their entirety by reference to the full text of these documents

Item 9.01	Financial Statements and Exhibits.

Exhibit 10.1 Credit Agreement, dated August 15, 2018, between Corning Natural Gas Company and M&T Bank.

Exhibit 10.2 Multiple Disbursement Term Note, dated August 15, 2018, from Corning Natural Gas Corporation to M&T Bank in the maximum principal amount of $3,600,000.

Exhibit 10.3 General Security Agreement, dated Aug15, 2018, from Corning Natural Gas Corporation to M&T Bank.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Corning Natural Gas Holding Corporation

By: /s/ Firouzeh Sarhangi

Chief Financial Officer

Dated: August 21, 2018

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INDEX TO EXHIBITS

Form 8-K of Corning Natural Gas Holding Corporation

Exhibit 10.1	Credit Agreement, dated August 15, 2018, between
	Corning Natural Gas Company and M&T Bank.	Filed herewith

Exhibit 10.2	Multiple Disbursement Term Note, dated
August 15, 2018, from Corning Natural Gas
Corporation to M&T Bank in the maximum principal
	amount of $3,600,000.	Filed herewith

Exhibit 10.3	General Security Agreement, dated Aug15, 2018,
	from Corning Natural Gas Corporation to M&T Bank.	Filed herewith